SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2000



                       WORLD WIRELESS COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


        333-38567                                         87-0549700
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(Commission File Number)                    (I.R.S. Employer Identification No.)


      5670 Greenwood Plaza Boulevard, Suite 340, Englewood, Colorado 80111
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                     (Address of principal executive office)


                                  303-221-1944
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              (Registrant's telephone number, including area code)

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Item 1.   Change in Control of Registrant

          None.

Item 2.   Acquisition or Disposition of Assets

          None.

Item 3.   Bankruptcy or Receivership

          None.

Item 4.   Change in Registrant's Certifying Accountant

          A. On May 1, 2000, World Wireless Communications, Inc. ("the Company") engaged the accounting firm of Deloitte & Touche LLP ("Deloitte") as our independent accountants to audit our financial statements beginning with our fiscal year ending December 31, 2000. The appointment of new independent accountants was approved by the Company's Audit Committee and Board of Directors. The Company dismissed its former independent accountants, Hansen, Barnett & Maxwell, a professional corporation, ("Hansen"), effective with the appointment of Deloitte.

               Prior to the appointment of Deloitte, the Company did not consult with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

          B. During the two most recent fiscal years ended December 31, 1999 and 1998, and the interim period subsequent to December 31, 1999, there were no disagreements with Hansen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that would have caused Hansen to make references in their report to such disagreements.

               Hansen's reports on the financial statements for the past two years have contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles.

               We have provided Hansen, Barnett & Maxwell with a copy of this disclosure and requested that Hansen furnish a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the above statements. (A copy of the Hansen letter addressed to the Commission is filed as Exhibit 1.0 to this Form 8-K)


Item 5.   Other Events

          None.

Item 6.   Registration of Registrant's Directors

          None.

Item 7.   Financial Statements and Exhibits

          None.

Item 8.   Changes in Fiscal Year

          None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Person has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                          WORLD WIRELESS COMMUNICATIONS, INC.


                                          By: /S/  David D. Singer
                                          ------------------------
                                          David D. Singer, President


                                          By: /s/ Roger D. Leclerc
                                          ------------------------
                                          Roger D. Leclerc, VP of Finance
                                          Principal Financial Officer








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                                  EXHIBIT INDEX

                                                        SEQUENTIAL
EXHIBIT NO.         DESCRIPTION OF EXHIBIT              PAGE NO.
-----------         ----------------------              --------

1.0                 Letter from Hansen, Barnett &          5
                    Maxwell, dated May 8, 2000 re:
                    8-K disclosure








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